Exhibit 99.1

Strategy Announces Pricing of Initial Public Offering of STRD Stock

TYSONS CORNER, Va.—(BUSINESS WIRE)—June 6, 2025—Strategy™ (Nasdaq: MSTR/STRK/STRF) today announced the pricing of its initial public offering on June 5, 2025 of 11,764,700 shares of 10.00% Series A Perpetual Stride Preferred Stock (the “STRD Stock”), at a public offering price of $85.00 per share. The issuance and sale of the STRD Stock are scheduled to settle on June 10, 2025, subject to customary closing conditions.

Strategy estimates that the net proceeds to it from the offering will be approximately $979.7 million, after deducting the underwriting discounts and commissions and Strategy’s estimated offering expenses. Strategy intends to use the net proceeds from the offering for general corporate purposes, including the acquisition of bitcoin and for working capital.

Dividends on shares of the STRD Stock will not be mandatory. Holders of the STRD Stock will be entitled to receive non-cumulative dividends at a rate per annum equal to 10.00% on the stated amount (as defined below) thereof, out of funds legally available for their payment only when, as, and if declared by our board of directors or any duly authorized committee thereof. If declared, regular dividends on the STRD Stock will be payable quarterly in arrears on March 31, June 30, September 30 and December 31 of each year, beginning on September 30, 2025. Since regular dividends are not cumulative, Strategy will not have any obligation to pay any regular dividend for any regular dividend period unless Strategy declares such regular dividend prior to the regular dividend payment date for such regular dividend period. No dividend, interest or other amount will accumulate or accrue on any unpaid regular dividends, regardless of whether regular dividends are declared for any future regular dividend period. Declared regular dividends on the STRD Stock will be payable solely in cash in the manner, and subject to the provisions, described in the prospectus supplement for the offering.

Strategy will have the right, at its election, to redeem all, but not less than all, of the STRD Stock, at any time, for cash if the total number of shares of all STRD Stock then outstanding is less than 25% of the total number of shares of STRD Stock originally issued in the offering and in any future offering, taken together. In addition, Strategy will have the right to redeem all, but not less than all, of the STRD Stock if certain tax events occur. The redemption price for any STRD Stock to be redeemed will be a cash amount equal to the liquidation preference of the STRD Stock to be redeemed as of the business day before the date on which Strategy sends the related redemption notice, plus declared and unpaid regular dividends, if any, that will have accrued to, but excluding, the redemption date (and without payment of any undeclared regular dividends).

If an event that constitutes a “fundamental change” under the certificate of designations governing the STRD Stock occurs, then, holders of the STRD Stock will have the right to require Strategy to repurchase some or all of their shares of STRD Stock at a cash repurchase price equal to the stated amount of the STRD Stock to be repurchased, plus declared and unpaid regular dividends, if any, that will have accrued to, but excluding the fundamental change repurchase date (and without payment of any undeclared regular dividends).

The liquidation preference of the STRD Stock will initially be $100 per share (the “stated amount”). Effective immediately after the close of business on each business day after the initial issue date (and, if applicable, during the course of a business day on which any sale transaction to be settled by the issuance of STRD Stock is executed, from the exact time of the first such sale transaction during such business day until the close of business of such business day), the liquidation preference per share will be adjusted to be the greatest of (i) the stated amount per share of STRD Stock; (ii) in the case of any business day with respect to which Strategy has, on such business day or any business day during the ten trading day period preceding such business day, executed any sale transaction to be settled by the issuance of STRD Stock, an amount equal to the last reported sale price per share of STRD Stock on the trading day immediately before such business day; and (iii) the arithmetic average of the last reported sale prices per share of STRD Stock for each trading day of the ten consecutive trading days (or, if applicable, the lesser number of trading days as have elapsed during the period from, and including, the initial issue date to, but excluding, such business day) immediately preceding such business day.

Barclays, Morgan Stanley, Moelis & Company and TD Securities are acting as joint book-running managers for the offering. The Benchmark Company, Clear Street, AmeriVet Securities, Bancroft Capital, Keefe, Bruyette & Woods and BTIG are acting as co-managers for the offering.

The offering is being made pursuant to an effective shelf registration statement on file with the Securities and Exchange Commission (the “SEC”). The offering will be made only by means of a prospectus supplement and an accompanying prospectus. An electronic copy of the preliminary prospectus supplement (and, when available, the final prospectus supplement), together with the accompanying prospectus, is or will be available on the SEC’s website at www.sec.gov. Alternatively, copies of the preliminary prospectus supplement, together with the accompanying prospectus, can be obtained by contacting: Barclays Capital Inc., c/o Broadridge Financial Solutions, 1155 Long Island Avenue, Edgewood, NY 11717, by email at barclaysprospectus@broadridge.com or telephone at 1-888-603-5847, Morgan Stanley & Co. LLC, Attention: Prospectus Department, 180 Varick Street, 2nd Floor, New York, NY 10014, by phone: 1-866-718-1649 or by email: prospectus@morganstanley.com, Moelis & Company LLC, 399 Park Avenue, 4th Floor, New York, New York 10022 or by telephone at (800) 539-9413, or TD Securities (USA) LLC, 1 Vanderbilt Avenue, 11th Floor, New York, NY 10017, by telephone at (855) 495-9846.

This press release does not constitute an offer to sell, or the solicitation of an offer to buy, any securities referred to in this press release, nor will there be any sale of any such securities, in any state or other jurisdiction in which such offer, sale or solicitation would be unlawful prior to registration or qualification under the securities laws of such state or jurisdiction.

About Strategy

MicroStrategy Incorporated d/b/a Strategy (Nasdaq: MSTR/STRK/STRF) is the world’s first and largest Bitcoin Treasury Company. We are a publicly traded company that has adopted Bitcoin as our primary treasury reserve asset. By using proceeds from equity and debt financings, as well as cash flows from our operations, we strategically accumulate Bitcoin and advocate for its role as digital capital. Our treasury strategy is designed to provide investors varying degrees of economic exposure to Bitcoin by offering a range of securities, including equity and fixed-income instruments. In addition, we provide industry-leading AI-powered enterprise analytics software, advancing our vision of Intelligence Everywhere. We leverage our development capabilities to explore innovation in Bitcoin applications, integrating analytics expertise with our commitment to digital asset growth. We believe our combination of operational excellence, strategic Bitcoin reserve, and focus on technological innovation positions us as a leader in both the digital asset and enterprise analytics sectors, offering a unique opportunity for long-term value creation.

Strategy, MicroStrategy, and Intelligence Everywhere are either trademarks or registered trademarks of MicroStrategy Incorporated in the United States and certain other countries. Other product and company names mentioned herein may be the trademarks of their respective owners.

Forward-Looking Statements

Statements in this press release about future expectations, plans, and prospects, as well as any other statements regarding matters that are not historical facts, may constitute “forward-looking statements” within the meaning of The Private Securities Litigation Reform Act of 1995. These statements include, but are not limited to, statements relating to the estimated net proceeds of the offering, the anticipated timing of settlement, the anticipated use of any proceeds from the offering and the terms of the securities being offered. The words “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “plan,” “potential,” “predict,” “project,” “should,” “target,” “will,” “would,” and similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words. Actual results may differ materially from those indicated by such forward-looking statements as a result of various important factors, including the uncertainties related to market conditions and the completion of the offering on the anticipated terms or at all, the uncertainties related to the satisfaction of closing conditions for the sale of the securities being offered, the other factors discussed in the “Risk Factors” section of Strategy’s Quarterly Report on Form 10-Q filed with the Securities and Exchange Commission on May 5, 2025 and the risks described in other filings that Strategy may make with the Securities and Exchange Commission. Any forward-looking statements contained in this press release speak only as of the date hereof, and Strategy specifically disclaims any obligation to update any forward-looking statement, whether as a result of new information, future events, or otherwise.

Strategy

Shirish Jajodia

Corporate Treasurer

ir@strategy.com